Earnings Conference Call 1st Quarter 2024 May 2, 2024 Exhibit 99.2

Forward-Looking Statements This presentation (and oral statements relating to this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical facts, that express or involve discussions of expectations, beliefs, plans, objectives, outlooks, assumptions, or future events or performance are forward-looking. Forward-looking statements are not guarantees of future performance, involve estimates, assumptions, risks, and uncertainties, and may differ materially from actual results, performance, or outcomes. Factors that may cause actual results or outcomes to differ materially from those contained in forward-looking statements include those listed in IDACORP, Inc.'s and Idaho Power Company's most recently filed periodic reports on Form 10-K and Form 10-Q, including (but not limited to) the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections, and in other reports the companies file with the U.S. Securities and Exchange Commission. Those factors also include the following, among others: • Decisions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investment; • Changes to or elimination of Idaho Power’s regulatory cost recovery mechanisms; • Ability to timely obtain permits and construct, and expenses and risks of capital expenditures for, utility infrastructure, including the impacts of inflation, price volatility, supply chain constraints, and supplier and contractor delays and failure to satisfy project quality and performance standards; • Impacts of economic conditions, including an inflationary or recessionary environment and increasing interest rates, on items such as operations and capital investments and changes in customer demand; • Power demand exceeding supply, and the rapid addition of new industrial and commercial customer load and the volatility of such new load demand, resulting in increased risks and costs for purchasing energy and capacity in the market or acquiring or constructing additional generation and transmission resources and battery storage facilities; • Risks of operating an electric utility system, including compliance with regulatory obligations and potential liability for fires, outages, and personal injury or property damage; • Acts or threats of terrorism, cyber or physical security attacks, and other acts seeking to disrupt Idaho Power's operations or the electric power grid or compromise data; • Abnormal or severe weather conditions, wildfires, droughts, earthquakes, and other natural phenomena and natural disasters; • Ability to acquire equipment, materials, fuel, power, and transmission capacity on reasonable terms and prices; • Impacts of current and future governmental regulation and ability to timely obtain, and the cost of obtaining and complying with, government permits and approvals, licenses, and rights-of-way and siting for transmission and generation projects; • Ability to obtain debt and equity financing when necessary and on satisfactory terms; • Ability to continue to pay dividends and achieve target dividend-payout ratios, and contractual and regulatory restrictions on those dividends; and • Changing market dynamics due to the emergence of day ahead or other energy and transmission markets in the western United States. New factors emerge from time to time, and it is not possible for the companies to predict all such factors, nor can they assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law. 2

Presenting Today Lisa Grow IDACORP President & Chief Executive Officer Amy Shaw IDACORP Vice President of Finance, Compliance & Risk Brian Buckham IDACORP Senior Vice President, Chief Financial Officer & Treasurer 3

IDACORP Earnings Performance Three months ended March 31 2024 2023 Net income (thousands) $ 48,173 $ 56,098 Weighted average common shares outstanding – diluted (thousands) 50,792 50,723 Diluted earnings per share $ 0.95 $ 1.11 4

Growth and Economic Expansion Moody’s GDP Growth Projections for Idaho Power’s Service Area: • 2024: 4.6% • 2025: 3.6% 5 2.5% (Year-over-year) Idaho Power Customer Growth 580,000 590,000 600,000 610,000 620,000 630,000 640,000 2020 2021 2022 2023 Twelve Months Ended March 31, 2024

• Filed with the OPUC on December 15, 2023 • Reached settlement in principle in April 2024 • Targeting rate increase as soon as October 15, 2024 • Idaho Power requested: – 19.28% overall average customer rate increase ($10.7 million in Oregon-Jurisdiction revenues) – Oregon retail rate base of ~$188.9 million – ROE of 10.4% – 7.807% rate of return with a capital structure comprised of 51% equity and 49% debt • Since the last Oregon general rate case filed in 2011: – ~$69 million of net additional infrastructure investments – Only 1% O&M average annual growth – ~8% increase in customers Oregon General Rate Case 6

RFP Update(1)(2) Resource Owned or Contracted 2023 Battery Storage Solar 120 MW Owned 40 MW PPA(3) 2024 Battery Storage Solar 96 MW Owned 100 MW PPA 2025 Battery Storage 77 MW Owned; 150 MW ESA 2026(4) Battery Storage Evaluating Additional Bids 150 MW Owned TBD 2027 Evaluating Bids TBD 2028 RFP Under PUC Review TBD 7 (1)Distribution site battery storage is excluded. (2)Although not included in Idaho Power’s RFP process, solar PPA's for 200 MW and 125 MW are scheduled to come online in 2025 and 2026, respectively. Both projects have been allocated to customers as part of the Clean Energy Your Way (CEYW) program. (3)Allocated to customers as part of the CEYW program. (4)Negotiations are underway. Filed a Certificate of Public Convenience and Necessity for a 150 MW owned battery project and an application to approve a 200 MW energy and capacity market purchase agreement. Idaho Power continues to evaluate additional bids to meet its energy and capacity needs.

Quantifying Wildfire Risk • Leveraged a consultant to model wildfire risk relative to Idaho Power’s service area • Of 24,000 square mile service area, only 11% of transmission lines and 8% of distribution lines are in wildfire risk zones • Much of the service area is comprised of relatively low vegetation • Wind events akin to coastal Santa Ana conditions are very rare • Legal standard based on negligence in Idaho • Statutory limit of approximately $460 thousand on non-economic damages in Idaho Wildfire Risk Mitigation • Wildfire Mitigation Plan, which is provided to the PUCs, is focused on preventing wildfire ignition from Idaho Power facilities and burn-ins to Idaho Power facilities and has been in place since 2021 • Wildfire Mitigation Plan includes protocols for Public Safety Power Shutoff (have not experienced conditions requiring a PSPS but protocols have been in place for 3 years), operating procedures, system hardening, and vegetation management • Fire weather forecasting is performed daily during fire season, and practices are adjusted accordingly Wildfire Risk Mitigation 8

Q1 2023 to Q1 2024 IDACORP, Inc. Net Income (in millions and before related income tax impact unless otherwise noted) 9 Net Income – For the Three Months Ended March 31, 2023 $ 56.1 Increase (decrease) in Idaho Power net income: Customer growth, net of associated power supply costs and power cost adjustment mechanisms 4.7 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms (9.1) Retail revenues per megawatt-hour, net of associated power supply costs, and power cost adjustment and fixed cost adjustment mechanisms 4.5 Transmission wheeling-related revenues, net of power cost adjustment impacts (2.8) Other operations and maintenance expenses (13.8) Depreciation expense (8.6) Other changes in operating revenues and expenses, net 5.9 Decrease in Idaho Power operating income (19.2) Non-operating expense, net (1.8) Additional accumulated deferred investment tax credits amortization 8.8 Income tax expense, excluding additional accumulated deferred investment tax credits amortization 3.8 Total decrease in Idaho Power net income (8.4) Other IDACORP changes (net of tax) 0.5 Net Income – For the Three Months Ended March 31, 2024 $ 48.2

Liquidity (millions) As of March 31, 2024 IDACORP(1) Idaho Power Revolving Credit Facility – Expires December 2028 $ 100.0 $ 400.0 Commercial Paper Outstanding – – Identified for Other Use(2) – (19.9) Total $ 100.0 $ 380.1 Operating Cash Flows and Liquidity (1) Holding company only. (2) American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds were unable to sell the bonds to third parties. (3) IDACORP entered two forward sale agreements (FSAs) with a forward counterparty on November 7 & 8, 2023. As of March 31, 2024, pursuant to the terms of the FSAs, IDACORP could have settled by physical delivery of 3,221,982 shares to the forward counterparty in exchange for $292.5 million. The FSAs provide for settlement on a date or dates to be specified at IDACORP’s discretion, but which is expected to occur on or prior to November 7, 2024. 10 IDACORP Cash Flows (millions) Three Months Ended March 31, 2024 2023 Net Cash Provided by (Used in) Operating Activities $ 109.7 $ (90.4) IDACORP Equity financing (millions) As of March 31, 2024 Settled To-Date Forward Sale Agreements(3) $ 292.5 –

2024 Earnings Per Share Guidance and Estimated Key Operating Metrics Current(1) Previous(2) IDACORP Earnings Guidance (per diluted share) No change $ 5.25 – $ 5.45 Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits (ADITCs) (millions) No change $ 35 – $ 60(3) Idaho Power Operations & Maintenance (O&M) Expense (millions) No change $ 440 – $ 450(4) Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction (millions) No change $ 925 – $ 975 Idaho Power Hydropower Generation (millions megawatt-hours) 6.5 – 8.0 5.5 – 7.5 (1) As of May 2, 2024. Assumes normal weather and normal power supply expenses for the remainder of 2024. (2) As of February 15, 2024, the date of filing IDACORP's and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2023. (3) Approximately $25 million of additional ADITCs relates to amortization of incremental tax credits generated from Idaho Power's investment in 2023 battery storage projects, as contemplated in the settlement stipulation for the Idaho general rate case (2023 Settlement Stipulation), effective January 1, 2024. The 2023 Settlement Stipulation removed the existing $25 million annual cap on the amount of accelerated amortization of ADITCs. (4) Approximately $48 million of the expected increase in other O&M expense relates to pension and wildfire mitigation plan expenses, approved for recovery in the 2023 Settlement Stipulation effective January 1, 2024. The increased O&M expense is expected to be offset by collection through tariff-based retail revenues. 11

Contact Information Amy I. Shaw Vice President of Finance, Compliance & Risk (208) 388-5611 AShaw@idahopower.com Investors & Analysts Jordan Rodriguez Corporate Communications (208) 388-2460 JRodriguez@idahopower.com Media